Exhibit 10.104


                           NOTE MODIFICATION AGREEMENT
                           ---------------------------


     THIS AGREEMENT is dated as of February ___, 2006, among STANFORD INTERNATIONAL BANK LIMITED, an Antiguan banking corporation ("SIBL"), and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ("ALHI"), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation ("ALMT"), ORLANDO HOLIDAYS, INC., a Florida corporation ("OHI"), AMERICAN LEISURE, INC., a Florida corporation ("AL"), WELCOME TO ORLANDO, INC., a Florida corporation ("WTO"), AMERICAN TRAVEL & MARKETING GROUP, INC., a Florida corporation ("ATMG"), HICKORY TRAVEL SYSTEMS, INC., a Delaware corporation ("HTS"), CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company ("CLM"), CASTLECHART LIMITED, a United Kingdom private limited company ("CC"), TIERRA DEL SOL RESORT, INC., a Florida corporation formerly known as SUNSTONE GULF RESORT, INC., a Florida corporation ("TDSR"), ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC., a Florida corporation ("APMG"), and MALCOLM J. WRIGHT ("Wright").

                                    RECITALS
                                    --------

     A.  SIBL  is  the  owner  and  holder  of  the  following Promissory Notes:

          1. $6,000,000 Promissory Note dated December 18, 2003, originally issued by TDSR, ALMT, APMG, CLM, CC and ALHI in favor of Stanford Venture Capital Holdings, Inc., a Delaware corporation ("SVCH"), which note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the "$6,0000,000 Note").

          2. $3,000,000 Promissory Note dated June 17, 2004, originally issued by ALMT, OHI, AL, WTO, ATMG, HTS, and ALHI in favor of SVCH, which note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the "$3,000,000 Note").

          3. $1,250,000 Promissory Note dated as of November 15, 2004, originally issued by ALMT, OHI, AL, WTO, ATMG, HTS, and ALHI in favor of SVCH, which note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the "$1,250,000 Note").

          4. $1,355,000 Second Renewal Promissory Note dated as of December 13, 2004, originally issued by CLM, CC and ALHI in favor of SVCH, which note has been assigned by SVCH to SIBL effective as of November 30, 2004 (the "$1,355,000 Note").

          5. $305,000 Secured Promissory Note dated as of September 7, 2005, issued by CLM, CC and ALHI in favor of SIBL (the "$305,000 Note").

          6. $2,100,000 Promissory Note dated as of December 28, 2005, issued by TDSR in favor of SIBL (the "$2,100,000 Note").

     B. Wright is the President and a major stockholder of ALHI and directly or indirectly owns a substantial equity interest in the obligors (the "Borrowers") under the above-described promissory notes (each a "Note"; collectively the "Notes").

     C.  Wright  is  the  guarantor  of  the  $6,000,000  Note.

     D. Wright and the Borrowers have requested that SIBL grant certain extensions of payments required under the Notes, and SIBL is agreeable to same.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing recitals are true and correct and further acknowledge and agree as follows:

          1. Interest on the $6,000,000 Note has been paid through December 31, 2004. Interest accrued from January 1, 2005, through September 30, 2006, on the $6,000,000 Note shall be due and payable on September 30, 2006. Interest accruing after September 30, 2006, on the $6,000,000 Note shall be paid in accordance with the original terms of the Note.

          2. Interest accrued on the $3,000,000 Note from the date of the Note through September 30, 2006, shall be due and payable on September 30, 2006. Interest accruing after September 30, 2006, on the $3,000,000 Note shall be paid in accordance with the original terms of the Note.

          3. The Maturity Date of the $1,250,000 Note is hereby extended to September 30, 2006. The principal amount of the $1,250,000 Note, together with all interest accrued from the date of the $1,250,000 Note, shall be due and payable in full on that date. No payments shall be required prior to the revised Maturity Date.

          4. The Maturity Date of the $1,355,000 Note is hereby extended to June 30, 2007. The principal amount of the $1,355,000 Note, together with all interest accrued from the date of the Note, shall be due and payable in full on that date. No payments shall be required prior to the revised Maturity Date.

          5. The Maturity Date of the $305,000 Note is hereby extended to June 30, 2007. The principal amount of the Note, together with all interest accrued from the date of the Note, shall be due and payable in full on that date. No payments shall be required prior to the Maturity Date.

          6. Interest on the outstanding principal balance of the $2,100,000 Note will payable in arrears, on a quarterly basis, with the first payment due on March 28, 2006 and with subsequent payments due on each subsequent June 28, September 28, December 28 and March 28, until the Maturity Date of December 27, 2007, when the outstanding principal balance and all accrued but unpaid interest will be due and payable in full.

          7. Wright hereby consents to the modifications of the Notes set forth above and reaffirms his unconditional Guaranty of the $6,000,000 Note.

          8. SIBL hereby waives: (i) any defaults arising under the Notes prior to the date of this Agreement attributable to the failure of the Borrowers to make payments of interest due under the Notes prior to the date of this Agreement; and (ii) any defaults arising from the failure of the Borrowers and Around the World Travel, Inc. ("AWT") under the $1,250,000 Note to fulfill the financial reporting requirements under the loan documents related to the $1,250,000 Note. SIBL further waives the obligation of the Borrowers and AWT under the $1,250,000 Note to fulfill the financial reporting requirements described in subsection (ii) above in the future, provided that SIBL may reinstate such requirements at any time upon written demand to the Borrowers under the $1,250,000 Note.

          9. Except as specifically modified herein, all terms of the Notes and the other agreements relating thereto shall remain in full force and effect.

                       STANFORD  INTERNATIONAL  BANK  LIMITED,
                       an  Antiguan  banking corporation


                       By: /s/ James Davis
                          ---------------------------
                       Name: James Davis
                            -------------------------
                       Title: CFO
                             ------------------------

                       AMERICAN LEISURE HOLDINGS, INC.,
                       a Nevada corporation



                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: CEO
                             ------------------------

                       AMERICAN LEISURE MARKETING &
                       TECHNOLOGY, INC., a Florida corporation


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       ORLANDO HOLIDAYS, INC., a Florida corporation


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------

                       AMERICAN LEISURE, INC., a Florida corporation


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       WELCOME TO ORLANDO, INC., a Florida corporation



                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       AMERICAN TRAVEL & MARKETING GROUP,
                       INC., a Florida corporation


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       HICKORY TRAVEL SYSTEMS, INC.,
                       a Delaware corporation


                       By: /s/ William Chiles
                          ----------------------------
                       Name: William Chiles
                            --------------------------
                       Title: CEO
                             -------------------------


                       CARIBBEAN LEISURE MARKETING LIMITED,
                       an Antiguan limited company



                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------

                       CASTLECHART LIMITED, a United Kingdom private limited company


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: Managing Director
                             ------------------------


                       TIERRA DEL SOL RESORT, INC., a Florida
                       corporation formerly known as Sunstone Gulf Resort, Inc.


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       ADVANTAGE PROFESSIONAL MANAGEMENT
                       GROUP, INC., a Florida corporation


                       By: /s/ Malcolm J. Wright
                          ---------------------------
                       Name: Malcolm J. Wright
                            -------------------------
                       Title: President
                             ------------------------


                       /s/ Malcolm J. Wright
                       -----------------------------------
                       MALCOLM  J. WRIGHT